As filed with the Securities and Exchange Commission on August 20, 2004 Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                          Independence Holding Company
             (Exact name of registrant as specified in its charter)

           Delaware                                        58-1407235
           --------                                        ----------
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                       Identification Number)

                             96 Cummings Point Road
                           Stamford, Connecticut 06902
                    (Address of Principal Executive Offices)
                                 ---------------

                          Independence Holding Company
                            2003 Stock Incentive Plan
                            (Full Title of the Plan)
                                 ---------------


                                  David Kettig
                      Vice President -- Legal and Secretary
                          Independence Holding Company
                             96 Cummings Point Road
                           Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

                                 (203) 358-8000
                        (Telephone Number, Including Area
                           Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE


 ------------------ -------------- ------------------- ------------------ ------------
     Title of                       Proposed Maximum   Proposed Maximum    Amount of
 Securities to be   Amount to be     Offering Price        Aggregate      Registration
    Registered       Registered        Per Share        Offering Price        Fee
 ------------------ -------------- ------------------- ------------------ ------------
 Common Stock
 (par value $1.00     280,000           $19.51              $5,462,800      $692.14
 per share)
 ------------------ -------------- ------------------- ------------------ ------------


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The Proposed Maximum Offering Price Per Share is based upon the average of the high and low prices of Registrant's common stock on the Nasdaq National Market on August 18, 2004, which is within five (5) business days prior to the date of this Registration Statement.



THIS REGISTRATION OF ADDITIONAL SECURITIES RELATES BACK TO THE REGISTRATION STATEMENT FILED JULY 30, 2004 BY THE REGISTRANT ON FORM S-8 (NO. 333-117792) AND THE CONTENTS THEREOF ARE INCORPORATED HEREIN BY REFERENCE.

These additional securities are being registered to reflect the 80% stock dividend announced by the Registrant on June 9, 2004 and given effect on July 2, 2004, to holders of record as of June 18, 2004.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.
        --------

      Exhibit Number                        Description
      --------------                        -----------

      5.1                            Opinion of Kramer Levin Naftalis &
                                     Frankel LLP (including consent).

      23.1                           Consent of KPMG LLP.

      23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1 above).

      24.1                           Power of Attorney  (contained in Signature
                                     Page hereto).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 20th day of August, 2004.


                                          Independence Holding Company


                                          By:   /s/ Roy T. K. Thung
                                                -------------------
                                          Name:  Roy T. K. Thung
                                          Title: President and Chief
                                                 Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Roy T. K. Thung his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                           Title(s)                          Date
--------------------------  -------------------------------------------   ---------------
/s/ Roy T. K. Thung
                            President and Chief Executive Officer         August 20, 2004
                                (Principal Executive Officer)
--------------------------
Roy T. K. Thung

/s/ Teresa A. Herbert       Vice President and Chief Financial Officer
                                (Principal Financial and Accounting       August 20, 2004
                                    Officer)
--------------------------
Teresa A. Herbert

/s/ Larry R. Graber         Director
                                                                          August 20, 2004
--------------------------
Larry R. Graber

/s/ Allan C. Kirkman        Director
                                                                          August 20, 2004
--------------------------
Allan C. Kirkman

/s/ Steven B. Lapin         Director and Vice Chairman
                                                                          August 20, 2004
--------------------------
Steven B. Lapin

/s Edward Netter            Director and Chairman
                                                                          August 20, 2004
--------------------------
Edward Netter

/s/ Robert P. Ross, Jr.     Director
                                                                          August 20, 2004
--------------------------
Robert P. Ross, Jr.

/s/ James G. Tatum          Director
                                                                          August 20, 2004
--------------------------
James G. Tatum

                                  EXHIBIT INDEX


      Exhibit Number                        Description
      --------------                        -----------

      5.1                            Opinion of Kramer Levin Naftalis &
                                     Frankel LLP (including consent).

      23.1                           Consent of KPMG LLP.

      23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1 above).

      24.1                           Power of Attorney (contained in
                                     Signature Page hereto).